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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549



                                   FORM 8-K



                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 16, 1998



                            TOWER AUTOMOTIVE, INC.
            (Exact Name of Registrant as Specified in its Charter)


                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)



        1-12733                                      41-1746238
(Commission File Number)                (I.R.S. Employer Identification No.)


                4508 IDS CENTER, MINNEAPOLIS, MINNESOTA   55402
            (Address of Principal Executive Offices)    (Zip Code)


                                (612) 342-2310
             (Registrant's Telephone Number, Including Area Code)



                                NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   OTHER EVENTS

     On October 14, 1998, the Registrant issued a press release disclosing its third quarter operating results. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.



Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  EXHIBITS

          99.1 Press release dated October 14, 1998 - Tower Automotive, Inc. Announces Increased Revenues, Operating Income and Net
                Income for the Third Quarter

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     TOWER AUTOMOTIVE, INC.



DATE:  OCTOBER 16, 1998              BY: /S/ ANTHONY A. BARONE
                                        --------------------------------------
                                     NAME:  ANTHONY A. BARONE
                                     TITLE: VICE PRESIDENT AND CHIEF FINANCIAL
                                            OFFICER (PRINCIPAL ACCOUNTING AND
                                            FINANCIAL OFFICER)